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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 June 18, 1998


                           Software AG Systems, Inc.
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            (Exact name of Registrant as specified in its Charter)



          Delaware               001-13609                 54-1167173
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(State or other Jurisdiction   (SEC File No.)            (IRS Employer
   of incorporation)                                 Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia                  20190
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (703) 391-6757
                                                       --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)
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                           Software AG Systems, Inc.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------


ITEM 5.  OTHER EVENTS
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     Effective June 10, 1998, Katherine E. Butler was appointed the Vice
President, Secretary and General Counsel of Software AG Systems, Inc. ("SAGS") and Software AG Americas, Inc., a wholly owned subsidiary of SAGS.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SOFTWARE AG SYSTEMS, INC.



Date:  June 18, 1998                    By:  /s/ Daniel F. Gillis
                                           -------------------------------------
                                           Daniel F. Gillis
                                           President and Chief Executive Officer

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